TCW/DW TERM TRUST 2000        Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS March 31, 1998

DEAR SHAREHOLDER:

For the six-month period ended March 31, 1998, TCW/DW Term Trust 2000's net asset value increased from $9.52 to $9.73 per share. Based on this change, and including reinvestment of dividends totaling approximately $0.28 per share, the Trust's total return for the period was 5.35 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $8.875 to $9.188 per share. Based on this change, and including reinvestment of dividends, the Trust's total return for the period was 6.70 percent.

For the year ended March 31, 1998, the Trust was ranked #6 out of 29 (top 21 percent) U.S. Mortgage Funds, as measured by Lipper Analytical Services, Inc.

THE MARKET

During the past six months, growth remained robust throughout the U.S. economy while inflationary pressures remained minimal. Interest rates declined across most points on the yield curve with the largest declines observed in the intermediate to long maturities. So far, the much anticipated and long debated effects of the Asian financial crisis on the U.S. economy have been mild. Given the uncertainty surrounding the situation in Asia, few investors expected the Federal Reserve Board to raise interest rates over the last six months in spite of a very robust domestic economy, and they were not disappointed. Lower market volatility over the past few months kept bonds trading within a fairly tight range, bolstering the performance of mortgage-backed securities.

Declining interest rates fueled a surge in refinancing activity in January that boosted the MBA Refinancing Index to unprecedented levels before moderating to simply very high readings. Reported prepayments on all mortgage-backed pass-throughs above 7 percent increased dramatically through March, validating the index's forecast. As expected, the adjustable-rate mortgage sector was hardest hit. The flatter yield curve, combined with lower interest rates, offered adjustable-rate borrowers the

TCW/DW TERM TRUST 2000
LETTER TO THE SHAREHOLDERS March 31, 1998, continued

greatest incentive to refinance into fixed-rate loans and lock in lower borrowing costs. Nonetheless, demand for mortgage products has been strong. According to the Trust's investment adviser, TCW Funds Management, Inc.
(TCW), many sectors of the mortgage market look attractive on a yield basis when compared to other fixed-income sectors of comparable quality. The issuance of new collateralized mortgage obligations (CMOs) has risen substantially since last year, and the agencies have become increasingly involved in this sector.

THE PORTFOLIO

Approximately 62 percent of the Trust is invested in AAA-rated mortgage pass-through securities or CMOs with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 27 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. The remaining 11 percent is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. As of March 31, 1998, the Trust's degree of leverage (the ratio of debt to assets) was 20.2 percent of total assets.

LOOKING AHEAD

The most recent round of prepayment releases reflects strong refinancing activity related to the strong Treasury rally in January. With the effective 30-year mortgage rate ending the quarter at around the 7.25 percent mark, the mortgage market remains in a somewhat tenuous position. Some analysts expect a mild rally back to the January lows, which would reignite more refinancing fervor. If we remain in this trading range, however, prepayment speeds will gradually taper off. According to TCW, even though mortgages are perched on a precipice they remain attractive in terms of current yield, and this yield advantage has consistently contributed to the performance advantage of the mortgage-backed securities sector.

TCW maintains a positive outlook for the mortgage-backed sector, for a number of additional reasons. First and foremost is TCW's continued focus on call protection and a goal of mitigating the potentially negative effects on returns of rapid prepayments. Furthermore, the strong technical factors that persisted for much of last year remain in place today. The demand for mortgage-backed products remains strong, liquidity is high, mortgage yields remain attractive and the market continues to innovate new product structures quickly to take advantage of arbitrage opportunities and to meet investor demand. The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market

TCW/DW TERM TRUST 2000
LETTER TO THE SHAREHOLDERS March 31, 1998, continued

conditions and interest rates. That said, please bear in mind that, as stated in the Trust's original prospectus, the Trust's income and distributions are expected to decline to some extent as the Trust's anticipated termination date approaches and the portfolio's dollar-weighted average maturity shortens.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 1,846,200 shares of common stock at a weighted average market discount of 5.128 percent.

We appreciate your support of TCW/DW Term Trust 2000 and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW TERM TRUST 2000
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *

On December 18, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on four separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

John C. Argue
For ...................  36,254,635
Withheld ..............   1,710,000
Charles A. Fiumefreddo
For ...................  36,195,172
Withheld ..............   1,769,463
Michael E. Nugent
For ...................  36,256,708
Withheld ..............   1,707,927


The following Trustees were not standing for reelection at this meeting:
Richard M. DeMartini, John R. Haire, Dr. Manuel H. Johnson, Thomas E. Larkin, Jr., John L. Schroeder and Marc I. Stern.

(2) APPROVAL OF THE CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND TCW FUNDS MANAGEMENT, INC.:

For .......  35,268,981
Against  ..   1,245,293
Abstain  ..   1,450,361

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

For .......  36,327,672
Against  ..     443,956
Abstain  ..   1,193,007

(4) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO REQUIRE EACH TRUSTEE, WITHIN 30 DAYS OF ELECTION, TO BECOME A SHAREHOLDER OF THE
    TRUST:

For .......   6,882,549
Against  ..  15,919,838
Abstain  ..   2,557,309

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited)

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (86.8%)
            U.S. GOVERNMENT AGENCIES (41.6%)
   $11,295  Federal Home Loan Mortgage Corp. 1604 JD ........................   5.159+%   11/15/08    $10,971,656
    16,647  Federal Home Loan Mortgage Corp. 1609 LG (PAC) ..................   4.874+    11/15/23     15,453,632
    12,434  Federal Home Loan Mortgage Corp. 1635 IB (PAC) ..................   3.838+    12/15/08     11,983,451
    17,495  Federal Home Loan Mortgage Corp. 1635 P (TAC) ...................   6.089+    12/15/08     16,495,745
     9,122  Federal Home Loan Mortgage Corp. 1649 S .........................   7.611+    12/15/08      8,377,822
     7,243  Federal Home Loan Mortgage Corp. 1661 SB ........................   6.867+    01/15/09      6,360,622
    16,932  Federal Home Loan Mortgage Corp. 1661 SD ........................   2.225+    01/15/09     11,248,989
    12,620  Federal Home Loan Mortgage Corp. 1671 MB (PAC) ..................   8.575+    02/15/24     12,407,748
    13,740  Federal Home Loan Mortgage Corp. 1673 S .........................   6.888+    10/15/22     10,927,649
     6,933  Federal Home Loan Mortgage Corp. 1680 EA (PAC) ++................   6.50      02/15/24      6,846,838
    16,260  Federal Home Loan Mortgage Corp. 1939 C  ++......................   7.00      05/15/17     16,341,209
    13,997  Federal National Mortgage Assoc. 1993-170 SE  ...................   7.321+    09/25/08     12,850,467
    11,763  Federal National Mortgage Assoc. 1993-188 AN (PAC) ++............   6.00 +    10/25/08     11,626,408
    14,588  Federal National Mortgage Assoc. 1993-214 S (TAC) ...............   5.593+    12/25/08     12,742,019
     5,562  Federal National Mortgage Assoc. 1993-225 SU (PAC) ..............   5.899+    12/25/23      5,042,127
    10,027  Federal National Mortgage Assoc. 1994-17 S ......................   6.890+    02/25/09      9,523,426
     9,414  Federal National Mortgage Assoc. 1997-41 C  ++...................   7.25      12/18/16      9,481,766
     2,436  Federal National Mortgage Assoc. G1993-35 SB (PAC) ..............  10.499+    11/25/23      2,373,879
                                                                                                    ---------------
            TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $203,335,374) ..........................  191,055,453
                                                                                                    ---------------
            PRIVATE ISSUES (45.2%)
    25,000  Bear Asset Trust Securities 1997-1 A -144A* .....................   6.686     06/15/03     25,031,250
    17,028  CMC Securities Corp. III 1994-A6 (PAC) ..........................   6.75      02/25/24     17,182,274
    14,400  CountryWide Funding Corp. 1993-10 A3 (PAC) ......................   6.75      01/25/24     14,534,928
    22,000  CountryWide Home Loans 1997-3 A2 (PAC) ..........................   7.50      06/25/27     22,316,360
     7,893  CountryWide Mortgage-Backed Securities, Inc. 1993-E A2 (PAC)  ...   6.50      01/25/24      7,876,490
    21,078  General Electric Capital Mortgage Services, Inc. 1994-1 A5 (TAC)    6.50      01/25/24     20,770,143
    28,703  General Electric Capital Mortgage Services, Inc. 1994-6 A9 (TAC)    6.50      09/25/22     27,288,738
     5,610  General Electric Capital Mortgage Services, Inc. 1995-7 A1  .....   7.50      09/25/25      5,624,007
    24,793  Norwest Asset Securities Corp. 1997-6 A1 (PAC) ..................   7.50      05/25/27     24,947,956
    18,473  Prudential Home Mortgage Securities 1993-34 C (PAC) .............   7.00      08/25/23     18,526,713
    18,101  Residential Funding Mortgage Securities I 1993-S43 A3  ..........   5.95      11/25/23     17,994,957
     5,181  Securitized Asset Sales, Inc. 1995-6 A1  ........................   7.00      12/25/10      5,191,534
                                                                                                    ---------------
            TOTAL PRIVATE ISSUES (Identified Cost $208,154,459) ....................................  207,285,350
                                                                                                    ---------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Identified Cost $411,489,833) .........................................................  398,340,803
                                                                                                    ---------------
            U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (22.9%)
     9,780  Federal Home Loan Mortgage Corp. PC Gold ++......................   6.00      02/01/09      9,636,350
    86,986  Federal National Mortgage Assoc. ++..............................   5.50-    08/01/01-
                                                                                6.00      02/01/09     84,568,043
    10,645  Government National Mortgage Assoc. II ARM ......................   7.375     06/20/25     10,882,976
                                                                                                    ---------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
            (Identified Cost $106,000,200) .........................................................  105,087,369
                                                                                                    ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS March 31,1998 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE          VALUE
 -----------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (12.7%)
            Electric Revenue (1.7%)
   $5,825   Owensboro, Kentucky, Electric Light & Power
             Refg Ser B (AMBAC) .............................................  0.00 %    01/01/02       $4,980,608
    3,255   Intermountain Power Agency, Utah, Refg Ser A (AMBAC)  ...........  0.00      07/01/01        2,837,384
                                                                                                    ---------------
                                                                                                         7,817,992
                                                                                                    ---------------
            Other Revenue (5.8%)
   10,000   North Slope Boro, Alaska, Ser B (MBIA) ..........................  0.00      01/01/01        8,903,100
    2,000   Maricopa County Unified High School District #04, Arizona,
             Glendale Refg (AMBAC) ..........................................  0.00      07/01/01        1,746,160
    4,250   Boston, Massachusetts, Refg Ser A (AMBAC) .......................  4.30      07/01/01        4,281,832
   13,650   Texas, Refg Ser A (AMBAC) .......................................  0.00      10/01/01       11,781,725
                                                                                                    ---------------
                                                                                                        26,712,817
                                                                                                    ---------------
            Resource Recovery Revenue (1.3%)
    5,620   Westchester County Industrial Development Agency, New York,
             Resco Co Ser A (AMBAC) .........................................  4.95      07/01/01        5,767,075
                                                                                                    ---------------
            Transportation Facilities Revenue (1.9%)
   10,000   Kentucky Turnpike Authority, Economic Development Road
             Revitalization Refg (FGIC) .....................................  0.00      01/01/02        8,550,400
                                                                                                    ---------------
            Water & Sewer Revenue (2.0%)
   10,855   New Jersey Wastewater Treatment, Ser A (FGIC) ...................  0.00      09/01/01        9,439,942
                                                                                                    ---------------
            TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $55,636,552) .........................    58,288,226
                                                                                                    ---------------
            SHORT-TERM INVESTMENTS (2.4%)
            U.S. GOVERNMENT AGENCIES (a) (1.3%)
    4,000   Federal Home Loan Mortgage Corp. ................................  5.47      04/17/98        3,990,276
    2,000   Federal Home Loan Mortgage Corp. ................................  5.49      04/17/98        1,995,120
                                                                                                    ---------------
            TOTAL U.S. GOVERNMENT AGENCIES (Amortized Cost $5,985,396) .............................     5,985,396
                                                                                                    ---------------
            REPURCHASE AGREEMENT (1.1%)
    4,953   The Bank of New York (dated 03/31/98; proceeds $4,954,232) (b)
             (Identified Cost $4,953,492) ...................................  5.375     04/01/98        4,953,492
                                                                                                    ---------------
            TOTAL SHORT-TERM INVESTMENTS (Identified Cost $10,938,888) .............................    10,938,888
                                                                                                    ---------------
            TOTAL INVESTMENTS (Identified Cost $584,065,473) (c) ......................   124.8%       572,655,286
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS  ...........................   (24.8)      (113,662,599)
                                                                                          ------    ---------------
            NET ASSETS ................................................................   100.0%      $458,992,687
                                                                                                    ===============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS March 31,1998 (unaudited) continued

------------
ARM       Adjustable rate mortgage.
PC        Participation Certificate.
PAC       Planned Amortization Class.
TAC       Targeted Amortization Class.
*         Resale is restricted to qualified institutional investors.
+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $4,652,521 U.S. Treasury Note 6.625% due 05/15/07 valued at $5,052,562.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,158,618 and the aggregate gross unrealized depreciation is $15,568,805, resulting in net unrealized depreciation of $11,410,187.

Bond Insurance:
---------------
AMBAC     AMBAC Indemnity Corporation.
FGIC      Financial Guaranty Insurance Company.
MBIA      Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $584,065,473).................    $572,655,286
Cash............................................             233
Receivable for:
  Interest......................................       2,752,131
  Principal paydowns............................         360,645
Deferred organizational expenses................           4,460
Prepaid expenses................................          39,768
                                                 --------------
  TOTAL ASSETS..................................     575,812,523
                                                 --------------
LIABILITIES:
Reverse repurchase agreements...................     115,535,000
Payable for:
  Interest......................................         665,512
  Shares of beneficial interest repurchased ....         220,592
  Management fee................................         145,682
  Investment advisory fee.......................          97,121
Accrued expenses and other payables.............         155,929
Contingencies (Note 9)..........................         --
                                                 --------------
  TOTAL LIABILITIES.............................     116,819,836
                                                 --------------
  NET ASSETS....................................    $458,992,687
                                                 ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital.................................    $459,157,249
Net unrealized depreciation.....................     (11,410,187)
Accumulated undistributed net investment
 income.........................................      13,880,148
Accumulated net realized loss...................      (2,634,523)
                                                 --------------
  NET ASSETS....................................    $458,992,687
                                                 ==============
NET ASSET VALUE PER SHARE,
 47,163,928 shares outstanding
 (unlimited shares authorized of $.01 par
 value).........................................           $9.73
                                                 ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended March 31, 1998 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.......................    $18,479,927
                                        -------------
EXPENSES
Management fee........................        836,334
Investment advisory fee...............        557,556
Transfer agent fees and expenses .....         85,952
Professional fees.....................         82,179
Shareholder reports and notices ......         26,506
Registration fees.....................         24,248
Insurance expenses....................         18,782
Trustees' fees and expenses...........         17,615
Custodian fees........................         16,422
Organizational expenses...............          3,341
Other.................................         13,733
                                        -------------
  TOTAL OPERATING EXPENSES............      1,682,668
Interest expense......................      3,481,413
                                        -------------
  TOTAL EXPENSES .....................      5,164,081
                                        -------------
  NET INVESTMENT INCOME...............     13,315,846
                                        -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.....................        494,487
Net change in unrealized
 depreciation.........................      9,103,563
                                        -------------
  NET GAIN............................      9,598,050
                                        -------------
NET INCREASE..........................    $22,913,896
                                        =============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE SIX      FOR THE YEAR
                                                        MONTHS ENDED         ENDED
                                                       MARCH 31, 1998  SEPTEMBER 30, 1997
-----------------------------------------------------  -------------- ------------------
                                                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................  $ 13,315,846         $ 29,275,364
Net realized gain.....................................       494,487              291,013
Net change in unrealized depreciation.................     9,103,563           33,894,424
                                                       -------------- ------------------
  NET INCREASE........................................    22,913,896           63,460,801
Dividends from net investment income..................   (13,430,778)         (29,857,674)
Net decrease from transactions in shares of
 beneficial interest..................................   (16,914,566)         (26,401,676)
                                                       -------------- ------------------
  NET INCREASE (DECREASE).............................    (7,431,448)           7,201,451
NET ASSETS:
Beginning of period...................................   466,424,135          459,222,684
                                                       -------------- ------------------
  END OF PERIOD
  (Including undistributed net investment income of
  $13,880,148 and $13,995,080, respectively) .........  $458,992,687         $466,424,135
                                                       ============== ==================


                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF CASH FLOWS
For the six months ended March 31, 1998 (unaudited)

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income.................................................    $ 13,315,846
Adjustments to reconcile net investment income to net cash provided by operating activities:
Increase in receivables and other assets related to operations .......          49,174
Increase in payables related to operations............................         346,485
Net amortization of discount/premium..................................      (1,603,026)
                                                                       --------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES...........................      12,108,479
                                                                       --------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments..............................................     (25,997,924)
Principal prepayments/sales of investments............................      64,419,432
Net purchases of short-term investments...............................      (8,602,114)
                                                                       --------------
  NET CASH PROVIDED BY INVESTING ACTIVITIES...........................      29,819,394
                                                                       --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased ...........     (16,827,862)
Net payments for maturities of reverse repurchase agreements .........     (11,669,000)
Dividends to shareholders from net investment income..................     (13,430,778)
                                                                       --------------
  NET CASH USED FOR FINANCING ACTIVITIES..............................     (41,927,640)
                                                                       --------------
NET INCREASE IN CASH..................................................             233
CASH BALANCE AT BEGINNING OF PERIOD...................................         --
                                                                       --------------
CASH BALANCE AT END OF PERIOD.........................................    $        233
                                                                       ==============
Cash paid during the period for interest..............................    $  3,191,475
                                                                       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2000 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust June 16, 1993 and commenced operations on November 30, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2000 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Trust in the amount of approximately $33,500 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Trust pays the Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.36% to the Trust's weekly net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.24% to the Trust's weekly net assets.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 1998 were as follows:

                                                                      SALES/
                                                      PURCHASES     PREPAYMENTS
                                                    ------------- -------------
U.S. Government Agencies ..........................          --     $21,560,479
Private Issue Collateralized Mortgage Obligations..   $25,997,924    19,753,178
Municipal Bonds ...................................          --      23,466,420

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At March 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $5,400.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                           CAPITAL
                                                                                                           PAID IN
                                                                                            PAR VALUE     EXCESS OF
                                                                                SHARES      OF SHARES     PAR VALUE
                                                                            ------------- -----------  --------------
Balance, September 30, 1996...............................................    52,130,428    $521,304    $501,952,187
Treasury shares purchased and retired (weighted average discount 7.49%)*..    (3,120,300)    (31,203)    (26,370,473)
                                                                            ------------- -----------  --------------
Balance, September 30, 1997...............................................    49,010,128     490,101     475,581,714
Treasury shares purchased and retired (weighted average discount 5.13%)*..    (1,846,200)    (18,462)    (16,896,104)
                                                                            ------------- -----------  --------------
Balance, March 31, 1998...................................................    47,163,928    $471,639    $458,685,610
                                                                            ============= ===========  ==============

------------

*  The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At September 30, 1997, the Trust had a net capital loss carryover of approximately $3,129,000 which will be available to offset future capital gains to the extent provided by regulations.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At March 31, 1998 securities valued at $117,805,879 were pledged as collateral.

At March 31, 1998, the reverse repurchase agreements outstanding were $115,535,000 with a weighted interest rate of 5.57% maturing within 56 days. The maximum and average daily amounts outstanding during the period were $127,204,000 and $121,714,956, respectively. The weighted average interest rate during the period was 5.66%.

8. DIVIDENDS

The Trust declared the following dividends from net investment income:

  DECLARATION    AMOUNT PER       RECORD           PAYABLE
     DATE          SHARE           DATE              DATE
--------------  ------------ ---------------    --------------
March 24, 1998     $0.0465     April 3, 1998     April 17, 1998
April 28, 1998     $0.0465     May 6, 1998       May 22, 1998


9. LITIGATION

Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants -but not against the Trust -by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motions for judgment on the pleadings. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2000
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                        FOR THE PERIOD
                                                      FOR THE SIX  FOR THE YEAR ENDED SEPTEMBER 30,   NOVEMBER 30, 1993*
                                                     MONTHS ENDED  ---------------------------------       THROUGH
                                                    MARCH 31, 1998    1997       1996        1995     SEPTEMBER 30, 1994
                                                    -------------- ----------  ---------- ----------  ------------------
                                                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............     $ 9.52        $ 8.81     $ 8.71      $ 7.48        $   9.50
                                                    -------------- ----------  ---------- ----------  ------------------
Net investment income..............................       0.29          0.60       0.59        0.56            0.56
Net realized and unrealized gain (loss)............       0.19          0.66      (0.09)       1.14           (2.09)
                                                    -------------- ----------  ---------- ----------  ------------------
Total from investment operations...................       0.48          1.26       0.50        1.70           (1.53)
                                                    -------------- ----------  ---------- ----------  ------------------
Less dividends from net investment income  ........      (0.28)        (0.59)     (0.46)      (0.49)          (0.48)
                                                    -------------- ----------  ---------- ----------  ------------------
Anti-dilutive effect of acquiring treasury shares         0.01          0.04       0.06        0.02           --
                                                    -------------- ----------  ---------- ----------  ------------------
Less offering costs charged against capital  ......       --            --         --          --             (0.01)
                                                    -------------- ----------  ---------- ----------  ------------------
Net asset value, end of period ....................     $ 9.73        $ 9.52     $ 8.81      $ 8.71        $   7.48
                                                    ============== ==========  ========== ==========  ==================
Market value, end of period .......................     $9.188        $8.875     $7.875      $ 7.50        $  7.875
                                                    ============== ==========  ========== ==========  ==================
TOTAL INVESTMENT RETURN+...........................       6.70%(1)     20.80%     11.29%       1.87%         (16.87)%(1)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses.................................       0.73%(2)      0.71%      0.73%       0.76%           0.74 %(2)
Interest expense ..................................       1.50%(2)      1.69%      1.66%       2.49%           1.41 %(2)
Total expenses.....................................       2.23%(2)      2.40%      2.39%       3.25%           2.15 %(2)
Net investment income..............................       5.75%(2)      6.33%      6.46%       7.12%           8.08 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands............   $458,993      $466,424   $459,223    $480,956        $422,478
Portfolio turnover rate ...........................          4%(1)        13%        31%         --++            48 %(1)

------------
*      Commencement of operations.
+ Total investment return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total investment return does not reflect brokerage commissions.
++     Less than 0.5%.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.



TCW/DW
TERM TRUST
2000



SEMIANNUAL REPORT
MARCH 31, 1998